                                   FORM N-CSR
                        The Dow Target Variable Fund LLC
                                  June 30, 2003

Company Name               The Dow Target Variable Fund LLC

File Number                811-9019

Address                    One Financial Way, Cincinnati, Ohio 45242

Telephone Number           513-794-6251

Date of fiscal year end:   December 31, 2003

Date of reporting period:  January 1, 2003 through June 30, 2003

ITEM 1. REPORTS TO SHAREHOLDERS
        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

THE DOW(SM) TARGET
VARIABLE FUND LLC







                                                  SEMI-ANNUAL REPORT

                                                  JUNE 30, 2003











[LOGO] Ohio National
       Financial Services.

President's
Message

                                         [John J. Palmer Photo]

Dear Contractholders and Policyholders:

The past six months have been very good for investors, both equity and fixed income. U.S. stocks rallied in mid-March and finished the first half strong, with the S&P 500 up 11.76 percent and the Nasdaq Composite up 21.81 percent. At the same time the fixed income market had a strong run, partially fueled by a falling federal funds rate.

The Dow Target Fund benefited from this environment, with many portfolios turning in strong returns for the six-month period ending June 30, 2003. What is perhaps an even more promising sign, the Dow Target Funds had extremely strong performance in the second quarter, with half the portfolios posting returns greater than 20 percent. How long this bull will run is uncertain, but it's been a good trip so far.

The Economy

The economy ended the second quarter on a strong note, fueled by the booming housing market. Continued low borrowing costs have encouraged consumers to buy homes and refinance mortgages. Sales of new U.S. homes hit a record pace in May with sales of new single-family homes rising 12.5 percent to a record 1,157,000 annual rate.

Unfortunately, the strengthening economic cycle is continuing to be supported solely by the consumer. Capital expenditure by corporations remains low, possibly fueled by continued overcapacity and a reluctance to take risks in uncertain times. That said, the rise in unemployment to 6.4 percent indicates that the consumer is probably unable to continue to increase spending and a relatively low growth economy will continue for the short-term.

The Equity Market

The first half of 2003 was a tale of two markets. Early in the year, uncertainty about war in Iraq led to downward pressure with the S&P 500 falling 8.64 percent by early March. Then, a rally commenced on March 12 when investors concluded that war was certain. That rally has continued through June, fueled in all likelihood by a measure of geopolitical certainty and strong first-quarter earnings reports.

First-quarter earnings reporting began in mid-April and more than half of S&P 500 firms beat analysts' expectations. Earnings improvements were driven more by reduced costs than increased sales, which should continue to help earnings if and when the economy strengthens.

The Fixed Income Market

Most seasoned investors are now fairly cautious with regard to U.S. Treasuries. Not only are interest rates very low, but many money managers contend that the risk of deflation (which could spur further rate cuts) is, in fact, fairly low. While Treasury watchers do not expect a rate spike, many feel that a slow drift higher caused by an improving economy coupled with the possibility of an increased supply due to a rising budget deficit would cause significant downward pressure on prices.

Faced with the above possibility, many fixed income investors are now favoring corporate bonds of one flavor or another. With improving corporate balance sheets and more profitable operations some investors now prefer high grade corporates -- bonds that have traditionally fared better than Treasuries in an improving economy. There is also a strong case to be made for high-yield bonds as they provide a good yield premium and often see capital gain potential as corporate health improves.

Outlook

Many economists feel that the near-term outlook is fair for the equity market and poor for fixed income. Equities look cheap in comparison to Treasuries with some stocks offering higher yields than the benchmark ten-year. However, based on historic forward-looking P/E ratios, many would say that the market is currently fairly valued. Because of this dichotomy it's fair to say that we're in for some volatility going forward, but that low interest rates and a growing economy are positive signs.

We appreciate your continued confidence in us, and welcome the opportunity to further serve your variable product needs.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA

President

--------------------------------------------------------------------------------

Managers and Officers of Dow(SM) Target Variable Fund LLC

John J. Palmer, President and Manager
James E. Bushman, Manager
Joseph A. Campanella, Manager
Ross Love, Manager
George M. Vredeveld, Manager
Thomas A. Barefield, Vice President
Ronald L. Benedict, Secretary
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- FIRST QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 10 Portfolios seek long-term capital growth and dividend income by investing in 10 common stocks in the Dow Jones Industrial Average(SM) that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                    -3.90%
Since inception (1/4/99)                    -4.76%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                             DOW(SM) TARGET 10 -- FIRST QUARTER
                                                              PORTFOLIO (COMMENCED OPERATIONS
                                                                     JANUARY 4, 1999)              DOW JONES INDUSTRIAL AVERAGE
                                                             ---------------------------------     ----------------------------
01/04/99                                                                 10000.00                            10000.00
6/99                                                                     11312.00                            12046.00
                                                                         10305.20                            12720.60
6/00                                                                      8515.21                            11641.90
                                                                         10489.00                            12102.90
6/01                                                                     10801.60                            11878.00
                                                                         10118.00                            11444.20
6/02                                                                      9909.49                            10653.40
                                                                          9031.51                             9726.57
6/03                                                                      9522.82                            10602.90

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 10 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 10 Portfolio, however, was quite a bit more volatile than the index. The Target 10 Portfolio posted a -12.6% return in Q1, but followed up with a 20.6% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 10 (Q1 Portfolio)              5.4%
DJIA                                          9.0%

Issues: Six stocks advanced, three declined and one was unchanged.

The Dow(SM) Target 10 lagged the DJIA during the first half of 2002. The positive performers were the following: J.P. Morgan Chase (+46.3%), Caterpillar (+23.5%), General Electric (+19.5%), Altria Group (+15.8%), Honeywell Int'l (+13.6%) and General Motors (+0.5%). SBC Communications, Eastman Kodak and AT&T were down 3.4%, 19.6% and 24.7%, respectively. Du Pont (E.I.) was unchanged.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- FIRST QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                FAIR
SHARES             COMMON STOCKS               VALUE        %
---------------------------------------------------------------
 5,629   Altria Group Inc. (6).............  $  255,782    10.4
10,420   AT&T Corp. (1)....................     200,585     8.2
 4,867   Caterpillar Inc. (3)..............     270,897    11.0
 5,663   E.I. DuPont de Nemours & Co.
          (7)..............................     235,807     9.6
 6,932   Eastman Kodak Co. (9).............     189,590     7.7
 9,277   General Electric Co. (4)..........     266,064    10.8
 6,170   General Motors Corp. (8)..........     222,120     9.0
 9,530   Honeywell International Inc.
          (5)..............................     255,881    10.4
 9,445   JP Morgan Chase & Co. (2).........     322,830    13.1
 9,118   SBC Communications Inc. (1).......     232,965     9.5
                                             ----------   -----
         TOTAL COMMON STOCKS...............  $2,452,521    99.7
                                             ----------   -----

 FACE                                           FAIR
AMOUNT         REPURCHASE AGREEMENTS           VALUE        %
---------------------------------------------------------------
$2,000   US Bank 0.90% due 7/1/2003
          Repurchase price $2,000
          Collateralized by Freddie Mac
          Mortgage
          Back Pool #G01505
          Fair Value: $2,040
          Face Value: $2,053
          Due: 01/01/33
          Interest: 5.00%..................  $    2,000     0.1
                                             ----------   -----
         TOTAL REPURCHASE AGREEMENTS.......  $    2,000     0.1
                                             ----------   -----
         TOTAL HOLDINGS
          (COST $2,466,302) (A)............  $2,454,521    99.8
                                             ----------   -----
         CASH & RECEIVABLES,
          NET OF LIABILITIES...............       4,497     0.2
                                             ----------   -----
         NET ASSETS........................  $2,459,018   100.0
                                             ==========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

 1.  Telecommunications & Related
 2.  Banking
 3.  Machinery
 4.  Diversified Manufacturing
 5.  Aerospace & Defense
 6.  Food, Beverage & Tobacco
 7.  Chemicals
 8.  Automotive & Related
 9.  Consumer Products

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- SECOND QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 10 Portfolios seek long-term capital growth and dividend income by investing in 10 common stocks in the Dow Jones Industrial Average(SM) that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                     3.28%
Since inception (4/1/99)                     6.42%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                            DOW(SM) TARGET 10 -- SECOND QUARTER
                                                             PORTFOLIO (COMMENCED OPERATIONS
                                                                      APRIL 1, 1999)               DOW JONES INDUSTRIAL AVERAGE
                                                            ----------------------------------     ----------------------------
04/01/99                                                                 10000.00                            10000.00
6/99                                                                     11463.00                            11253.00
                                                                         10276.60                            11883.20
6/00                                                                      8282.92                            10875.50
                                                                         10538.40                            11306.10
6/01                                                                     10946.20                            11097.00
                                                                         10316.80                            10690.80
6/02                                                                     10304.40                             9952.09
                                                                          9634.62                             9086.26
6/03                                                                     10642.40                             9904.93

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 10 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 10 Portfolio, however, was quite a bit more volatile than the index. The Target 10 Portfolio posted a -7.1% return in Q1, but followed up with an 18.9% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 10 (Q2 Portfolio)             10.5%
DJIA                                          9.0%

Issues: *Ten stocks advanced, three declined and one was unchanged.

* The portfolio is currently comprised of 14 stocks due to the April 30th merger of twelve monthly portfolios into four quarterly portfolios. The Q2 Portfolio is the combination of the April, May and June monthly portfolios.

The Dow(SM) Target 10 outperformed the DJIA during the first half of 2002. The positive performers were the following: J.P. Morgan Chase (+46.3%), Caterpillar (+23.5%), General Electric (+19.5%), Altria Group (+15.8%), Honeywell Int'l (+13.6%), Alcoa (+13.5%), Merck (+8.4%), Exxon Mobil (+4.2%), International
Paper (+3.6%) and General Motors (+0.5%). SBC Communications, Eastman Kodak and AT&T were down 3.4%, 19.6% and 24.7%, respectively. Du Pont (E.I.) was unchanged.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- SECOND QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                FAIR
SHARES             COMMON STOCKS               VALUE        %
---------------------------------------------------------------
 5,027   Alcoa Inc. (11)...................  $  128,189     4.3
 6,416   Altria Group Inc. (4).............     291,543     9.7
 6,113   AT&T Corp. (1)....................     117,675     3.9
 3,912   Caterpillar Inc. (7)..............     217,742     7.2
 7,158   E.I. DuPont de Nemours & Co.
          (3)..............................     298,059     9.9
 9,576   Eastman Kodak Co. (5).............     261,904     8.7
 2,607   Exxon Mobil Corp. (13)............      93,617     3.1
 7,211   General Electric Co. (9)..........     206,811     6.9
 5,774   General Motors Corp. (8)..........     207,864     6.9
 4,703   Honeywell International Inc.
          (12).............................     126,276     4.2
 4,993   International Paper Co. (10)......     178,400     5.9
 9,735   JP Morgan Chase & Co. (2).........     332,742    11.0
 3,693   Merck & Co. (6)...................     223,611     7.4
10,864   SBC Communications Inc. (1).......     277,575     9.2
                                             ----------   -----
         TOTAL COMMON STOCKS...............  $2,962,008    98.3
                                             ----------   -----

 FACE                                           FAIR
AMOUNT          REPURCHASE AGREEMENTS          VALUE        %
---------------------------------------------------------------
$36,000   US Bank 0.90% due 7/1/2003
           Repurchase price $36,001
           Collateralized by
           Freddie Mac Mortgage
           Back Pool #G01505
           Fair Value: $36,719
           Face Value: $36,961
           Due: 01/01/33
           Interest: 5.00%.................  $   36,000     1.2
                                             ----------   -----
          TOTAL REPURCHASE AGREEMENTS......  $   36,000     1.2
                                             ----------   -----
          TOTAL HOLDINGS
           (COST $3,142,093) (A)...........  $2,998,008    99.5
                                             ----------   -----
          CASH & RECEIVABLES,
           NET OF LIABILITIES..............      13,994     0.5
                                             ----------   -----
          NET ASSETS.......................  $3,012,002   100.0
                                             ==========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

 1.  Telecommunications & Related
 2.  Banking
 3.  Chemicals
 4.  Food, Beverage & Tobacco
 5.  Consumer Products
 6.  Drugs & Biotechnology
 7.  Machinery
 8.  Automotive & Related
 9.  Diversified Manufacturing
10.  Forestry & Paper Products
11.  Metals & Mining
12.  Aerospace & Defense
13.  Oil, Energy & Natural Gas

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- THIRD QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 10 Portfolios seek long-term capital growth and dividend income by investing in 10 common stocks in the Dow Jones Industrial Average(SM) that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                    -1.31%
Since inception (7/1/99)                   -11.86%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                             DOW(SM) TARGET 10 -- THIRD QUARTER
                                                              PORTFOLIO (COMMENCED OPERATIONS
                                                                       JULY 1, 1999)               DOW JONES INDUSTRIAL AVERAGE
                                                             ---------------------------------     ----------------------------
07/01/99                                                                 10000.00                           10000.00
6/00                                                                      7750.85                            9664.51
                                                                          9294.82                           10047.20
6/01                                                                      9599.69                            9861.35
                                                                          8980.51                            9500.43
6/02                                                                      8931.12                            8843.95
                                                                          8215.74                            8074.52
6/03                                                                      8813.84                            8802.04

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 10 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 10 Portfolio, however, was quite a bit more volatile than the index. The Target 10 Portfolio posted a -8.0% return in Q1, but followed up with a 16.6% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 10 (Q3 Portfolio)              7.3%
DJIA                                          9.0%

Issues: *Eight stocks advanced, two declined and one was unchanged.

* The portfolio is currently comprised of 11 stocks due to the April 30th merger of twelve monthly portfolios into four quarterly portfolios. The Q3 Portfolio is the combination of the July, August and September monthly portfolios.

The Dow(SM) Target 10 lagged the DJIA during the first half of 2002. The positive performers were the following: J.P. Morgan Chase (+46.3%), Caterpillar (+23.5%), General Electric (+19.5%), Altria Group (+15.8%), Merck (+8.4%), Exxon Mobil (+4.2%), International Paper (+3.6%) and General Motors (+0.5%). SBC Communications and Eastman Kodak were down 3.4% and 19.6%, respectively. Du Pont (E.I.) was unchanged.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- THIRD QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                FAIR
SHARES             COMMON STOCKS               VALUE        %
---------------------------------------------------------------
 4,661   Altria Group Inc. (5).............  $  211,796     9.7
 4,720   Caterpillar Inc. (2)..............     262,715    12.0
 5,123   E.I. DuPont de Nemours & Co.
          (4)..............................     213,322     9.8
 7,138   Eastman Kodak Co. (7).............     195,224     9.0
 4,054   Exxon Mobil Corp. (10)............     145,579     6.7
 2,409   General Electric Co. (11).........      69,090     3.2
 4,441   General Motors Corp. (9)..........     159,876     7.3
 5,429   International Paper Co. (8).......     193,978     8.9
 7,697   JP Morgan Chase & Co. (1).........     263,084    12.1
 4,317   Merck & Co. (3)...................     261,394    12.0
 7,879   SBC Communications Inc. (6).......     201,309     9.1
                                             ----------   -----
         TOTAL COMMON STOCKS...............  $2,177,367    99.8
                                             ----------   -----
         TOTAL HOLDINGS
          (COST $2,323,622) (A)............  $2,177,367    99.8
                                             ----------   -----
         CASH & RECEIVABLES,
          NET OF LIABILITIES...............       3,608     0.2
                                             ----------   -----
         NET ASSETS........................  $2,180,975   100.0
                                             ==========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

 1.  Banking
 2.  Machinery
 3.  Drugs & Biotechnology
 4.  Chemicals
 5.  Food, Beverage & Tobacco
 6.  Telecommunications & Related
 7.  Consumer Products
 8.  Paper & Related
 9.  Automotive & Related
10.  Oil, Energy & Natural Gas
11.  Diversified Manufacturing

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- FOURTH QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 10 Portfolios seek long-term capital growth and dividend income by investing in 10 common stocks in the Dow Jones Industrial Average(SM) that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                    -0.70%
Since inception (10/1/99)                    1.45%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                            DOW(SM) TARGET 10 -- FOURTH QUARTER
                                                             PORTFOLIO (COMMENCED OPERATIONS
                                                                    NOVEMBER 1, 1999)              DOW JONES INDUSTRIAL AVERAGE
                                                            ----------------------------------     ----------------------------
10/01/99                                                                 10000.00                            10000.00
6/00                                                                      8094.72                            10215.50
                                                                         10111.90                            10620.00
6/01                                                                     10191.80                            10423.50
                                                                          9951.29                            10042.00
6/02                                                                     10217.00                             9348.12
                                                                          9386.35                             8534.83
6/03                                                                     10145.70                             9303.82

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 10 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 10 Portfolio, however, was quite a bit more volatile than the index. The Target 10 Portfolio posted a -10.3% return in Q1, but followed up with a 20.5% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 10 (Q4 Portfolio)              8.1%
DJIA                                          9.0%

Issues: *Nine stocks advanced, three declined and one was unchanged.

* The portfolio is currently comprised of 13 stocks due to the April 30th merger of twelve monthly portfolios into four quarterly portfolios. The Q4 Portfolio is the combination of the October, November and December monthly portfolios.

The Dow(SM) Target 10 lagged the DJIA during the first half of 2002. The positive performers were the following: J.P. Morgan Chase (+46.3%), Caterpillar (+23.5%), General Electric (+19.5%), Altria Group (+15.8%), Honeywell Int'l (+13.6%), Alcoa (+13.5%), Merck (+8.4%), International Paper (+3.6%) and General Motors (+0.5%). SBC Communications, Eastman Kodak and AT&T were down 3.4%, 19.6% and 24.7%, respectively. Du Pont (E.I.) was unchanged.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 10 -- FOURTH QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                FAIR
SHARES             COMMON STOCKS               VALUE        %
---------------------------------------------------------------
 2,576   Alcoa Inc. (10)...................  $   65,688     3.9
 3,815   Altria Group Inc. (4).............     173,354    10.2
 1,428   AT&T Corp. (3)....................      27,489     1.6
 3,591   Caterpillar Inc. (2)..............     199,875    11.7
 3,676   E.I. DuPont de Nemours & Co.
          (6)..............................     153,069     9.0
 4,642   Eastman Kodak Co. (8).............     126,959     7.4
 3,836   General Electric Co. (9)..........     110,017     6.5
 4,078   General Motors Corp. (7)..........     146,808     8.6
 6,315   Honeywell International Inc.
          (5)..............................     169,558     9.9
 1,678   International Paper Co. (12)......      59,955     3.5
 7,127   JP Morgan Chase & Co. (1).........     243,600    14.3
 1,075   Merck & Co. (11)..................      65,091     3.8
 6,157   SBC Communications Inc. (3).......     157,311     9.2
                                             ----------   -----
         TOTAL COMMON STOCKS...............  $1,698,774    99.6
                                             ----------   -----

 FACE                                           FAIR
AMOUNT          REPURCHASE AGREEMENTS          VALUE        %
---------------------------------------------------------------
$ 5,000   US Bank 0.90% due 7/1/2003
           Repurchase price $5,000
           Collateralized by
           Freddie Mac Mortgage
           Back Pool #G01505
           Fair Value: $5,100
           Face Value: $5,134
           Due: 01/01/33
           Interest: 5.00%.................  $    5,000     0.3
                                             ----------   -----
          TOTAL REPURCHASE AGREEMENTS......  $    5,000     0.3
                                             ----------   -----
          TOTAL HOLDINGS
           (COST $1,692,666) (A)...........  $1,703,774    99.9
                                             ----------   -----
          CASH & RECEIVABLES,
           NET OF LIABILITIES..............       1,640     0.1
                                             ----------   -----
          NET ASSETS.......................  $1,705,414   100.0
                                             ==========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

  1  Banking
  2  Machinery
  3  Telecommunications & Related
  4  Food, Beverage & Tobacco
  5  Aerospace & Defense
  6  Chemicals
  7  Automotive & Related
  8  Consumer Products
  9  Diversified Manufacturing
 10  Metals & Mining
 11  Drugs & Biotechnology
 12  Forestry & Paper Products

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- FIRST QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Average(SM). The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                    -3.19%
Since inception (1/3/00)                     3.01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                              DOW(SM) TARGET 5 -- FIRST QUARTER
                                                              PORTFOLIO (COMMENCED OPERATIONS
                                                                      JANUARY 3, 2000)             DOW JONES INDUSTRIAL AVERAGE
                                                              --------------------------------     ----------------------------
01/03/00                                                                  10000.00                          10000.00
6/00                                                                       8307.00                           9152.00
                                                                          11316.60                           9514.42
6/01                                                                      11762.50                           9338.40
                                                                          10943.80                           8996.62
6/02                                                                      10640.70                           8374.95
                                                                           9564.91                           7646.33
6/03                                                                      10301.40                           8335.26

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 5 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 5 Portfolio, however, was quite a bit more volatile than the index. The Target 5 Portfolio posted a -14.9% return in Q1, but followed up with a 26.6% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 5 (Q1 Portfolio)               7.7%
DJIA                                          9.0%

Issues: Three stocks advanced and two declined.

The Dow(SM) Target 5 lagged the DJIA during the first half of 2002. J.P. Morgan Chase, General Electric and Honeywell Int'l were up 46.3%, 19.5% and 13.6% respectively. SBC Communications and AT&T were down 3.4% and 24.7% respectively.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- FIRST QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                 FAIR
SHARES              COMMON STOCKS               VALUE       %
---------------------------------------------------------------
 7,836   AT&T Corp. (1)......................  $150,843    15.6
 6,976   General Electric Co. (3)............   200,072    20.6
 7,166   Honeywell International Inc. (4)....   192,407    19.9
 7,102   JP Morgan Chase & Co. (2)...........   242,746    25.1
 6,856   SBC Communications Inc. (1).........   175,171    18.1
                                               --------   -----
         TOTAL COMMON STOCKS.................  $961,239    99.3
                                               --------   -----

 FACE                                            FAIR
AMOUNT          REPURCHASE AGREEMENTS           VALUE       %
---------------------------------------------------------------
$7,000   US Bank 0.90% due 7/1/2003
          Repurchase price $7,000
          Collateralized by
          Freddie Mac Mortgage
          Back Pool #G01505
          Fair Value: $7,140
          Face Value: $7,187
          Due: 01/01/33
          Interest: 5.00%....................  $  7,000     0.7
                                               --------   -----
         TOTAL REPURCHASE AGREEMENTS.........  $  7,000     0.7
                                               --------   -----
         TOTAL HOLDINGS
          (COST $956,773) (A)................  $968,239   100.0
                                               --------   -----
         LIABILITIES, NET OF CASH &
          RECEIVABLES........................      (316)    0.0
                                               --------   -----
         NET ASSETS..........................  $967,923   100.0
                                               ========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

 1.  Telecommunications & Related
 2.  Banking
 3.  Diversified Manufacturing
 4.  Aerospace & Defense

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- SECOND QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Average(SM). The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                     1.07%
Since inception (4/3/00)                     9.97%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                             DOW(SM) TARGET 5 -- SECOND QUARTER
                                                              PORTFOLIO (COMMENCED OPERATIONS
                                                                      APRIL 3, 2000)               DOW JONES INDUSTRIAL AVERAGE
                                                             ---------------------------------     ----------------------------
04/03/00                                                                 10000.00                           10000.00
6/00                                                                      9204.00                            9601.00
                                                                         12451.20                            9981.20
6/01                                                                     12538.30                            9796.55
                                                                         11126.50                            9437.99
6/02                                                                     10880.60                            8785.83
                                                                         10066.80                            8021.46
6/03                                                                     10996.90                            8744.19

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 5 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 5 Portfolio, however, was quite a bit more volatile than the index. The Target 5 Portfolio posted a -11.0% return in Q1, but followed up with a 22.7% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 5 (Q2 Portfolio)               9.2%
DJIA                                          9.0%

Issues: *Six stocks advanced and three declined.

* The portfolio is currently comprised of 9 stocks due to the April 30th merger of twelve monthly portfolios into four quarterly portfolios. The Q2 Portfolio is the combination of the April, May and June monthly portfolios.

The Dow(SM) Target 5 outperformed the DJIA during the first half of 2002. The positive performers were the following: J.P. Morgan Chase (+46.3%), General Electric (+19.5%), Honeywell Int'l (+13.6%), Alcoa (+13.5%), Exxon Mobil (+4.2%) and International Paper (+3.6%). SBC Communications, Eastman Kodak and AT&T were down 3.4%, 19.6% and 24.7%, respectively.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- SECOND QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                  FAIR
SHARES               COMMON STOCKS               VALUE      %
---------------------------------------------------------------
 2,543   Alcoa Inc. (5).......................  $ 64,847    8.3
 3,092   AT&T Corp. (1).......................    59,521    7.6
 3,148   Eastman Kodak Co. (4)................    86,098   11.0
 1,319   Exxon Mobil Corp. (8)................    47,365    6.1
 1,681   General Electric Co. (7).............    48,211    6.2
 2,379   Honeywell International Inc. (6).....    63,876    8.2
 2,526   International Paper Co. (3)..........    90,254   11.5
 4,926   JP Morgan Chase & Co. (2)............   168,337   21.6
 5,495   SBC Communications Inc. (1)..........   140,397   18.0
                                                --------   ----
         TOTAL COMMON STOCKS..................  $768,906   98.5
                                                --------   ----

 FACE                                            FAIR
AMOUNT           REPURCHASE AGREEMENTS          VALUE       %
---------------------------------------------------------------
$12,000   US Bank 0.90% due 7/1/2003
           Repurchase price $12,000
           Collateralized by
           Freddie Mac Mortgage
           Back Pool #G01505
           Fair Value: $12,240
           Face Value: $12,320
           Due: 01/01/33
           Interest: 5.00%...................  $ 12,000     1.5
                                               --------   -----
          TOTAL REPURCHASE AGREEMENTS........  $ 12,000     1.5
                                               --------   -----
          TOTAL HOLDINGS
           (COST $879,604) (A)...............  $780,906   100.0
                                               --------   -----
          LIABILITIES, NET OF CASH &
           RECEIVABLES.......................      (136)   (0.0)
                                               --------   -----
          NET ASSETS.........................  $780,770   100.0
                                               ========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

 1.  Telecommunications & Related
 2.  Banking
 3.  Forestry & Paper Products
 4.  Consumer Products
 5.  Metals & Mining
 6.  Aerospace & Defense
 7.  Diversified Manufacturing
 8.  Oil, Energy & Natural Gas

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- THIRD QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Average(SM). The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                    -2.69%
Since inception (7/3/00)                     6.47%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                              DOW(SM) TARGET 5 -- THIRD QUARTER
                                                              PORTFOLIO (COMMENCED OPERATIONS
                                                                       JULY 3, 2000)               DOW JONES INDUSTRIAL AVERAGE
                                                              --------------------------------     ----------------------------
07/03/00                                                                  10000.00                           10000.00
                                                                          11824.00                           10396.00
6/01                                                                      12511.00                           10203.70
                                                                          11197.30                            9830.22
6/02                                                                      10942.00                            9150.95
                                                                           9990.07                            8354.82
6/03                                                                      10647.40                            9107.59

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 5 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 5 Portfolio, however, was quite a bit more volatile than the index. The Target 5 Portfolio posted a -8.9% return in Q1, but followed up with a 17.0% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 5 (Q3 Portfolio)               6.6%
DJIA                                          9.0%

Issues: *Four stocks advanced and two declined.

* The portfolio is currently comprised of 6 stocks due to the April 30th merger of twelve monthly portfolios into four quarterly portfolios. The Q3 Portfolio is the combination of the July, August and September monthly portfolios.

The Dow(SM) Target 5 lagged the DJIA during the first half of 2002. The positive performers were the following: J.P. Morgan Chase (+46.3%), General Electric (+19.5%), Exxon Mobil (+4.2%) and International Paper (+3.6%). SBC Communications and Eastman Kodak were down 3.4% and 19.6%, respectively.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- THIRD QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                 FAIR
SHARES              COMMON STOCKS               VALUE       %
---------------------------------------------------------------
 5,770   Eastman Kodak Co. (3)...............  $157,810    18.3
 2,958   Exxon Mobil Corp. (5)...............   106,222    12.3
 2,300   General Electric Co. (6)............    65,964     7.6
 4,336   International Paper Co. (4).........   154,925    17.9
 6,226   JP Morgan Chase & Co. (1)...........   212,805    24.6
 6,307   SBC Communications Inc. (2).........   161,143    18.7
                                               --------   -----
         TOTAL COMMON STOCKS.................  $858,869    99.4
                                               --------   -----

 FACE                                            FAIR
AMOUNT          REPURCHASE AGREEMENTS           VALUE       %
---------------------------------------------------------------
$4,000   US Bank 0.90% due 7/1/2003
          Repurchase price $4,000
          Collateralized by
          Freddie Mac Mortgage
          Back Pool #G01505
          Fair Value: $4,080
          Face Value: $4,107
          Due: 01/01/33
          Interest: 5.00%....................  $  4,000     0.5
                                               --------   -----
         TOTAL REPURCHASE AGREEMENTS.........  $  4,000     0.5
                                               --------   -----
         TOTAL HOLDINGS
          (COST $881,513) (A)................  $862,869    99.9
                                               --------   -----
         CASH & RECEIVABLES,
          NET OF LIABILITIES.................       846     0.1
                                               --------   -----
         NET ASSETS..........................  $863,715   100.0
                                               ========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

 1.  Banking
 2.  Telecommunications & Related
 3.  Consumer Products
 4.  Forestry & Paper Products
 5.  Oil, Energy & Natural Gas
 6.  Diversified Manufacturing

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- FOURTH QUARTER PORTFOLIO

 OBJECTIVE

The Dow(SM) Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Average(SM). The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.

 PERFORMANCE AS OF JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN:

One year                                    -1.22%
Since inception (10/1/99)                   -2.35%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

[BAR CHART]

                                                             DOW(SM) TARGET 5 -- FOURTH QUARTER
                                                              PORTFOLIO (COMMENCED OPERATIONS
                                                                     OCTOBER 1, 1999)              DOW JONES INDUSTRIAL AVERAGE
                                                             ---------------------------------     ----------------------------
10/01/99                                                                 10000.00                            10000.00
6/00                                                                      7389.54                            10215.50
                                                                          9304.17                            10620.00
6/01                                                                      9270.67                            10423.50
                                                                          9601.64                            10042.00
6/02                                                                      9886.81                             9348.12
                                                                          9036.54                             8534.83
6/03                                                                      9766.69                             9303.82

 COMMENTS

The first half of 2003 was a tale of two quarters for the DJIA and the Target 5 Portfolio. The DJIA posted a -3.6% return in Q1, but followed up with a 13.1% gain in Q2 -- the best since Q4 of 2001. The Target 5 Portfolio, however, was quite a bit more volatile than the index. The Target 5 Portfolio posted a -13.7% return in Q1, but followed up with a 25.3% gain in Q2. With respect to stocks being volatile, since 1925, annual stock market returns (price appreciation plus dividends) in the U.S. have fallen within a 0% to 20% band just 30% of the time, according to Forbes. In 70% of the years, the total return of the S&P 500 was better than 20% or negative -- so big swings in the market are nothing new.

Perhaps the biggest surprise in the first half of 2003 is the fact that the returns on dividend-paying stocks, on average, have lagged growth stocks. During the first half of 2003, 118 companies in the S&P 500 either began paying dividends or increased them -- that is a fifth more than did so the first half of 2002, according to Standard & Poor's. However, the 356 S&P 500 companies that pay a dividend gained just 10.2% on average in the first half, substantially below the 28.7% rise of non-dividend paying companies. One might have thought that with the passage of the Jobs & Growth Tax Relief Reconciliation Act of 2003 the new 15% tax rate on stock dividends would have attracted more investors to high-dividend paying stocks. We believe that, in time, investors will increase their exposure to this area of the stock market.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Sector are expected to rise by 5% in Q3 and 19% in Q4 of 2003. As of mid-July, the firm estimates that earnings will grow by 13% in 2004.

Performance Review (12/31/02-6/30/03):
Dow(SM) Target 5(Q4 Portfolio)                8.1%
DJIA                                          9.0%

Issues: *Five stocks advanced and three declined.

* The portfolio is currently comprised of 8 stocks due to the April 30th merger of twelve monthly portfolios into four quarterly portfolios. The Q4 Portfolio is the combination of the October, November and December monthly portfolios.

The Dow(SM) Target 5 lagged the DJIA during the first half of 2002. The positive performers were the following: J.P. Morgan Chase (+46.3%), General Electric (+19.5%), Honeywell Int'l (+13.6%), Alcoa (+13.5%) and General Motors (+0.5%).
SBC Communications, Eastman Kodak and AT&T were down 3.4%, 19.6% and 24.7%, respectively.

Value investing outpaced growth investing during the first half of 2002, as measured by Standard & Poor's. The S&P Barra Value Index appreciated 12.3%, while the S&P Barra Growth Index appreciated by 11.2%.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC
DOW(SM) TARGET 5 -- FOURTH QUARTER PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2003 (UNAUDITED)

                                                 FAIR
SHARES              COMMON STOCKS               VALUE       %
---------------------------------------------------------------
 2,349   Alcoa Inc. (5)......................  $ 59,900     7.6
 1,620   AT&T Corp. (2)......................    31,185     3.9
 1,629   Eastman Kodak Co. (7)...............    44,553     5.6
 3,469   General Electric Co. (4)............    99,491    12.5
 1,393   General Motors Corp. (6)............    50,148     6.3
 5,745   Honeywell International Inc. (3)....   154,253    19.4
 6,320   JP Morgan Chase & Co. (1)...........   216,018    27.2
 5,454   SBC Communications Inc. (2).........   139,349    17.5
                                               --------   -----
         TOTAL COMMON STOCKS.................  $794,897   100.0
                                               --------   -----

 FACE                                            FAIR
AMOUNT          REPURCHASE AGREEMENTS           VALUE       %
---------------------------------------------------------------
$1,000   US Bank 0.90% due 7/1/2003
          Repurchase price $1,000
          Collateralized by
          Freddie Mac Mortgage
          Back Pool #G01505
          Fair Value: $1,020
          Face Value: $1,027
          Due: 01/01/33
          Interest: 5.00%....................  $  1,000     0.1
                                               --------   -----
         TOTAL REPURCHASE AGREEMENTS.........  $  1,000     0.1
                                               --------   -----
         TOTAL HOLDINGS
          (COST $880,603) (A)................  $795,897   100.1
                                               --------   -----
         LIABILITIES, NET OF CASH &
          RECEIVABLES........................      (774)   (0.1)
                                               --------   -----
         NET ASSETS..........................  $795,123   100.0
                                               ========   =====

---------------

(a) Represents cost for financial reporting and federal income tax purposes.

 INDUSTRIES

 1.  Banking
 2.  Telecommunications & Related
 3.  Aerospace & Defense
 4.  Diversified Manufacturing
 5.  Metals & Mining
 6.  Automotive & Related
 7.  Consumer Products

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC

 STATEMENTS OF ASSETS AND LIABILITIES                  JUNE 30, 2003 (UNAUDITED)

                                                                                     DOW 10 PORTFOLIOS
                                                              ---------------------------------------------------------------
                                                              FIRST QUARTER   SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
                                                              -------------   --------------   -------------   --------------
Assets:
  Investments in securities, at cost........................   $2,466,302       $3,142,093      $2,323,622       $1,692,666
                                                               ==========       ==========      ==========       ==========
  Investments in securities, at fair value..................   $2,454,521       $2,998,008      $2,177,367       $1,703,774
  Cash in bank..............................................           27              322             365              249
  Receivable for fund shares sold...........................            0           19,765               0                0
  Dividends & accrued interest receivable...................       13,558           16,051          11,419            8,003
                                                               ----------       ----------      ----------       ----------
    Total Assets............................................    2,468,106        3,034,146       2,189,151        1,712,026
                                                               ----------       ----------      ----------       ----------
Liabilities:
  Payable for securities purchased..........................            0           16,052               0                0
  Payable for fund interests redeemed.......................          743                4           1,771              193
  Payable for investment management services (note 2).......        1,235            1,475           1,097              858
  Accrued professional fees.................................        1,051              175             526            1,024
  Accrued custody expense...................................        1,439              963           1,084              807
  Accrued accounting and transfer agent fees................        1,548              553             233              447
  Accrued printing, proxy and postage expense...............        1,881            1,817           2,090            1,992
  Other accrued expenses....................................        1,191            1,105           1,375            1,291
                                                               ----------       ----------      ----------       ----------
    Total Liabilities.......................................        9,088           22,144           8,176            6,612
                                                               ----------       ----------      ----------       ----------
Net assets..................................................   $2,459,018       $3,012,002      $2,180,975       $1,705,414
                                                               ==========       ==========      ==========       ==========
Net assets consist of:
  Par value, $1 per membership interest.....................   $  286,976       $  315,017      $  266,891       $  181,869
  Paid-in capital in excess of par value....................    2,322,539        3,034,488       2,202,194        1,660,101
  Accumulated net realized loss on investments..............     (157,302)        (215,076)       (157,954)        (159,647)
  Net unrealized appreciation (depreciation) on
    investments.............................................      (11,781)        (144,085)       (146,255)          11,108
  Undistributed net investment income.......................       18,586           21,658          16,099           11,983
                                                               ----------       ----------      ----------       ----------
Net assets..................................................   $2,459,018       $3,012,002      $2,180,975       $1,705,414
                                                               ==========       ==========      ==========       ==========
Membership interest outstanding (note 3)....................      286,976          315,017         266,891          181,869
Net asset value per membership interest (note 3)............   $     8.57       $     9.56      $     8.17       $     9.38
                                                               ==========       ==========      ==========       ==========

 STATEMENTS OF OPERATIONS     FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                                     DOW 10 PORTFOLIOS
                                                              ---------------------------------------------------------------
                                                              FIRST QUARTER   SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
                                                              -------------   --------------   -------------   --------------
Investment income:
  Interest..................................................    $     36         $     96        $     26         $     30
  Dividends.................................................      26,330           32,209          28,891           20,967
                                                                --------         --------        --------         --------
    Total investment income.................................      26,366           32,305          28,917           20,997
                                                                --------         --------        --------         --------
Expenses:
  Management fees (note 2)..................................       3,334            4,257           4,020            2,828
  Custodian fees............................................         751            1,181           1,181            1,154
  Directors' fees...........................................          66               70             191              167
  Professional fees.........................................         657              666             676              665
  Accounting and transfer agent fees........................          38              345             477              435
  Printing, proxy, and postage fees.........................          66              621           1,164              724
                                                                --------         --------        --------         --------
    Total expenses..........................................       4,912            7,140           7,709            5,973
                                                                --------         --------        --------         --------
    Less expenses voluntarily reduced or reimbursed by
      advisor (note 2)......................................           0                0               0             (148)
                                                                --------         --------        --------         --------
    Net expenses............................................       4,912            7,140           7,709            5,825
                                                                --------         --------        --------         --------
    Net investment income...................................      21,454           25,165          21,208           15,172
                                                                --------         --------        --------         --------
Realized & unrealized gain (loss) on investments:
  Net realized gain (loss) on investments...................    $(57,731)        $  2,069        $(30,297)        $(13,115)
  Change in unrealized appreciation (depreciation) on
    investments.............................................      66,264          (95,378)         (4,351)          12,456
                                                                --------         --------        --------         --------
      Net gain (loss) on investments........................       8,533          (93,309)        (34,648)            (659)
                                                                --------         --------        --------         --------
      Net increase (decrease) in net assets from
        operations..........................................    $ 29,987         $(68,144)       $(13,440)        $ 14,513
                                                                ========         ========        ========         ========

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC

 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)      JUNE 30, 2003 (UNAUDITED)

                                                                                     DOW 5 PORTFOLIOS
                                                              ---------------------------------------------------------------
                                                              FIRST QUARTER   SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
                                                              -------------   --------------   -------------   --------------
Assets:
  Investments in securities, at cost........................    $956,773         $879,604        $881,513         $808,603
                                                                ========         ========        ========         ========
  Investments in securities, at fair value..................    $968,239         $780,906        $862,869         $795,897
  Cash in bank..............................................         701                8              85              811
  Receivable for fund shares sold...........................           0              286               0                0
  Dividends & accrued interest receivable...................       2,795            3,477           5,630            2,419
  Due from advisor..........................................       1,210            2,077           1,397            1,815
                                                                --------         --------        --------         --------
    Total Assets............................................     972,945          786,754         869,981          800,942
                                                                --------         --------        --------         --------
Liabilities:
  Payable for fund interests redeemed.......................          64                3             140               51
  Payable for investment management services (note 2).......       1,673            1,734           1,713            2,143
  Accrued professional fees.................................         922            1,666           1,580            1,202
  Accrued custody expense...................................         898            1,084             843              869
  Accrued accounting and transfer agent fees................         635              250             395              523
  Accrued printing, proxy and postage expense...............         577              886           1,130              394
  Other accrued expenses....................................         253              361             465              637
                                                                --------         --------        --------         --------
    Total Liabilities.......................................       5,022            5,984           6,266            5,819
                                                                --------         --------        --------         --------
Net assets..................................................    $967,923         $780,770        $863,715         $795,123
                                                                ========         ========        ========         ========
Net assets consist of:
  Par value, $1 per membership interest.....................    $106,095         $ 95,938        $ 96,398         $ 88,203
  Paid-in capital in excess of par value....................     853,798          801,732         839,701          753,192
  Accumulated net realized loss on investments..............      (7,051)         (22,550)        (60,656)         (37,511)
  Net unrealized appreciation (depreciation) on
    investments.............................................      11,466          (98,698)        (18,644)         (12,706)
  Undistributed net investment income.......................       3,615            4,348           6,916            3,945
                                                                --------         --------        --------         --------
Net assets..................................................    $967,923         $780,770        $863,715         $795,123
                                                                ========         ========        ========         ========
Membership interest outstanding (note 3)....................     106,095           95,938          96,398           88,203
Net asset value per membership interest (note 3)............    $   9.12         $   8.14        $   8.96         $   9.01
                                                                ========         ========        ========         ========

 STATEMENTS OF OPERATIONS (CONTINUED)     FOR THE SIX MONTHS ENDED JUNE 30, 2003
(UNAUDITED)

                                                                                     DOW 5 PORTFOLIOS
                                                              ---------------------------------------------------------------
                                                              FIRST QUARTER   SECOND QUARTER   THIRD QUARTER   FOURTH QUARTER
                                                              -------------   --------------   -------------   --------------
Investment income:
  Interest..................................................    $     33         $     47        $     15         $     20
  Dividends.................................................       8,021            7,419          11,301            7,561
                                                                --------         --------        --------         --------
    Total investment income.................................       8,054            7,466          11,316            7,581
                                                                --------         --------        --------         --------
Expenses:
  Management fees (note 2)..................................       1,477            1,072           1,400            1,209
  Custodian fees............................................       1,156            1,179           1,163            1,117
  Directors' fees...........................................          38               28              91               40
  Professional fees.........................................         670              636             640              645
  Accounting and transfer agent fees........................          32               29              28               35
  Printing, proxy, and postage fees.........................         224              252             420              290
                                                                --------         --------        --------         --------
    Total expenses..........................................       3,597            3,196           3,742            3,336
                                                                --------         --------        --------         --------
    Less expenses voluntarily reduced or reimbursed by
      advisor (note 2)......................................        (485)            (751)           (476)            (681)
                                                                --------         --------        --------         --------
    Net expenses............................................       3,112            2,445           3,266            2,655
                                                                --------         --------        --------         --------
    Net investment income...................................       4,942            5,021           8,050            4,926
                                                                --------         --------        --------         --------
Realized & unrealized gain (loss) on investments:
  Net realized loss on investments..........................    $(13,715)        $(20,974)       $ (2,867)        $(10,142)
  Change in unrealized appreciation (depreciation) on
    investments.............................................      60,563          (47,464)        (24,602)         (12,588)
                                                                --------         --------        --------         --------
      Net gain (loss) on investments........................      46,848          (68,438)        (27,469)         (22,730)
                                                                --------         --------        --------         --------
      Net increase (decrease) in net assets from
        operations..........................................    $ 51,790         $(63,417)       $(19,419)        $(17,804)
                                                                ========         ========        ========         ========

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC

 STATEMENTS OF CHANGES IN NET ASSETS

                                                             DOW 10 QUARTERLY PORTFOLIOS
                                                  --------------------------------------------------
                                                       FIRST QUARTER             SECOND QUARTER
                                                  -----------------------   ------------------------
                                                  SIX MONTHS                SIX MONTHS
                                                     ENDED        YEAR         ENDED         YEAR
                                                    6/30/03       ENDED       6/30/03       ENDED
                                                  (UNAUDITED)   12/31/02    (UNAUDITED)    12/31/02
                                                  -----------   ---------   -----------   ----------
From operations:
  Net investment income.........................  $   21,454    $  10,385   $   25,165    $   20,812
  Realized gain (loss) on investments...........     (57,731)     (31,577)       2,069       (72,987)
  Change in unrealized appreciation
    (depreciation) on investments...............      66,264      (37,137)     (95,378)        3,223
                                                  ----------    ---------   ----------    ----------
    Net increase (decrease) in net assets from
      operations................................      29,987      (58,329)     (68,144)      (48,952)
                                                  ----------    ---------   ----------    ----------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...      (2,868)     (14,265)      (3,507)      (42,355)
                                                  ----------    ---------   ----------    ----------
From capital share transactions (note 4):
  Received from shares sold.....................   2,153,148       42,730    2,434,645       105,719
  Received from dividends reinvested............       2,868       14,265        3,507        42,355
  Paid for shares redeemed......................    (101,622)    (153,932)     (87,750)     (581,554)
                                                  ----------    ---------   ----------    ----------
    Increase (decrease) in net assets derived
      from capital share transactions...........   2,054,394      (96,937)   2,350,402      (433,480)
                                                  ----------    ---------   ----------    ----------
    Increase (decrease) in net assets...........   2,081,513     (169,531)   2,278,751      (524,787)
Net Assets:
  Beginning of year.............................     377,505      547,036      733,251     1,258,038
                                                  ----------    ---------   ----------    ----------
  End of year (a)...............................  $2,459,018    $ 377,505   $3,012,002    $  733,251
                                                  ==========    =========   ==========    ==========
(a) Includes undistributed (distributions in
    excess of) net investment income of.........  $   18,586    $  (4,093)  $   21,658    $  (21,930)
                                                  ==========    =========   ==========    ==========

                                                             DOW 10 QUARTERLY PORTFOLIOS
                                                  --------------------------------------------------
                                                       THIRD QUARTER             FOURTH QUARTER
                                                  ------------------------   -----------------------
                                                  SIX MONTHS                 SIX MONTHS
                                                     ENDED         YEAR         ENDED        YEAR
                                                    6/30/03       ENDED        6/30/03       ENDED
                                                  (UNAUDITED)    12/31/02    (UNAUDITED)   12/31/02
                                                  -----------   ----------   -----------   ---------
From operations:
  Net investment income.........................  $   21,208    $   22,074   $   15,172    $  13,012
  Realized gain (loss) on investments...........     (30,297)       16,537      (13,115)     (22,618)
  Change in unrealized appreciation
    (depreciation) on investments...............      (4,351)     (122,793)      12,456      (17,570)
                                                  ----------    ----------   ----------    ---------
    Net increase (decrease) in net assets from
      operations................................     (13,440)      (84,182)      14,513      (27,176)
                                                  ----------    ----------   ----------    ---------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...      (5,109)      (25,392)      (3,189)     (15,866)
                                                  ----------    ----------   ----------    ---------
From capital share transactions (note 4):
  Received from shares sold.....................   1,315,280       201,654    1,127,133       87,553
  Received from dividends reinvested............       5,109        25,392        3,189       15,866
  Paid for shares redeemed......................     (96,567)     (223,346)     (59,453)    (179,670)
                                                  ----------    ----------   ----------    ---------
    Increase (decrease) in net assets derived
      from capital share transactions...........   1,223,822         3,700    1,070,869      (76,251)
                                                  ----------    ----------   ----------    ---------
    Increase (decrease) in net assets...........   1,205,273      (105,874)   1,082,193     (119,293)
Net Assets:
  Beginning of year.............................     975,702     1,081,576      623,221      742,514
                                                  ----------    ----------   ----------    ---------
  End of year (a)...............................  $2,180,975    $  975,702   $1,705,414    $ 623,221
                                                  ==========    ==========   ==========    =========
(a) Includes undistributed (distributions in
    excess of) net investment income of.........  $   16,099    $   (3,785)  $   11,983    $  (3,172)
                                                  ==========    ==========   ==========    =========

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              DOW 5 QUARTERLY PORTFOLIOS
                                                  --------------------------------------------------
                                                       FIRST QUARTER             SECOND QUARTER
                                                  -----------------------   ------------------------
                                                  SIX MONTHS                SIX MONTHS
                                                     ENDED        YEAR         ENDED         YEAR
                                                    6/30/03       ENDED       6/30/03       ENDED
                                                  (UNAUDITED)   12/31/02    (UNAUDITED)    12/31/02
                                                  -----------   ---------   -----------   ----------
From operations:
  Net investment income.........................   $  4,942     $   5,479    $  5,021     $    4,788
  Realized gain (loss) on investments...........    (13,715)        6,664     (20,974)        (1,576)
  Change in unrealized appreciation
    (depreciation) on investments...............     60,563       (58,843)    (47,464)       (25,125)
                                                   --------     ---------    --------     ----------
    Net increase (decrease) in net assets from
      operations................................     51,790       (46,700)    (63,417)       (21,913)
                                                   --------     ---------    --------     ----------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...     (1,327)       (8,269)       (672)        (6,244)
                                                   --------     ---------    --------     ----------
From capital share transactions (note 4):
  Received from shares sold.....................    716,835        78,681     664,292         22,448
  Received from dividends reinvested............      1,327         8,269         672          6,244
  Paid for shares redeemed......................    (20,270)      (74,101)    (15,491)       (10,073)
                                                   --------     ---------    --------     ----------
    Increase (decrease) in net assets derived
      from capital share transactions...........    697,892        12,849     649,473         18,619
                                                   --------     ---------    --------     ----------
    Increase (decrease) in net assets...........    748,355       (42,120)    585,384         (9,538)
Net Assets:
  Beginning of year.............................    219,568       261,688     195,386        204,924
                                                   --------     ---------    --------     ----------
  End of year (a)...............................   $967,923     $ 219,568    $780,770     $  195,386
                                                   ========     =========    ========     ==========
(a) Includes undistributed (distributions in
    excess of) net investment income of.........   $  3,615     $  (2,870)   $  4,348     $   (1,544)
                                                   ========     =========    ========     ==========

                                                              DOW 5 QUARTERLY PORTFOLIOS
                                                  --------------------------------------------------
                                                       THIRD QUARTER             FOURTH QUARTER
                                                  ------------------------   -----------------------
                                                  SIX MONTHS                 SIX MONTHS
                                                     ENDED         YEAR         ENDED        YEAR
                                                    6/30/03       ENDED        6/30/03       ENDED
                                                  (UNAUDITED)    12/31/02    (UNAUDITED)   12/31/02
                                                  -----------   ----------   -----------   ---------
From operations:
  Net investment income.........................   $  8,050     $    6,807    $  4,926     $   4,802
  Realized gain (loss) on investments...........     (2,867)       (57,789)    (10,142)        3,593
  Change in unrealized appreciation
    (depreciation) on investments...............    (24,602)        29,984     (12,588)      (20,753)
                                                   --------     ----------    --------     ---------
    Net increase (decrease) in net assets from
      operations................................    (19,419)       (20,998)    (17,804)      (12,358)
                                                   --------     ----------    --------     ---------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...     (1,134)        (7,410)       (980)       (5,899)
                                                   --------     ----------    --------     ---------
From capital share transactions (note 4):
  Received from shares sold.....................    578,665        385,210     613,166        23,752
  Received from dividends reinvested............      1,134          7,410         980         5,899
  Paid for shares redeemed......................    (35,556)      (245,716)    (30,589)      (53,083)
                                                   --------     ----------    --------     ---------
    Increase (decrease) in net assets derived
      from capital share transactions...........    544,243        146,904     583,557       (23,432)
                                                   --------     ----------    --------     ---------
    Increase (decrease) in net assets...........    523,690        118,496     564,773       (41,689)
Net Assets:
  Beginning of year.............................    340,025        221,529     230,350       272,039
                                                   --------     ----------    --------     ---------
  End of year (a)...............................   $863,715     $  340,025    $795,123     $ 230,350
                                                   ========     ==========    ========     =========
(a) Includes undistributed (distributions in
    excess of) net investment income of.........   $  6,916     $     (672)   $  3,945     $  (1,182)
                                                   ========     ==========    ========     =========

   The accompanying notes are an integral part of these financial statements.

THE DOW(SM) TARGET VARIABLE FUND LLC

 FINANCIAL HIGHLIGHTS

                                                           DOW 10 FIRST QUARTER                      DOW 10 SECOND QUARTER
                                        ----------------------------------------------------------   ----------------------
                                        SIX MONTHS                                                   SIX MONTHS
                                           ENDED        YEAR       YEAR       YEAR        FROM          ENDED        YEAR
                                          6/30/03      ENDED      ENDED      ENDED      1/4/99(C)      6/30/03      ENDED
                                        (UNAUDITED)   12/31/02   12/31/01   12/31/00   TO 12/31/99   (UNAUDITED)   12/31/02
                                        -----------   --------   --------   --------   -----------   -----------   --------
Per membership interest data:
Net asset value, beginning of
  period..............................    $ 8.18      $  9.47     $ 9.98     $10.03      $10.00        $ 8.70       $ 9.72
                                          ------      -------     ------     ------      ------        ------       ------
Income (loss) from investment
  operations:
 Net investment income................      0.11         0.19       0.16       0.19        0.19          0.11         0.13
 Net realized & unrealized gain (loss)
  on investments......................      0.33        (1.21)     (0.51)     (0.05)       0.09          0.79        (0.76)
                                          ------      -------     ------     ------      ------        ------       ------
   Total income (loss) from investment
    operations........................      0.44        (1.02)     (0.35)      0.14        0.28          0.90        (0.63)
                                          ------      -------     ------     ------      ------        ------       ------
Less distributions:
 Dividends from net investment
  income..............................     (0.05)       (0.27)     (0.16)     (0.19)      (0.19)        (0.04)       (0.39)
 Distributions from net realized
  capital gains.......................      0.00         0.00       0.00       0.00       (0.06)         0.00         0.00
                                          ------      -------     ------     ------      ------        ------       ------
   Total distributions................     (0.05)       (0.27)     (0.16)     (0.19)      (0.25)        (0.04)       (0.39)
                                          ------      -------     ------     ------      ------        ------       ------
Net asset value, end of period........    $ 8.57      $  8.18     $ 9.47     $ 9.98      $10.03        $ 9.56       $ 8.70
                                          ======      =======     ======     ======      ======        ======       ======
Total return..........................      5.44%(b)   (10.75)%    (3.52)%     1.79%       2.88%(b)     10.46%(b)    (6.61)%
Ratios and supplemental data:
Net assets at end of period
  (millions)..........................    $  2.5      $   0.4     $  0.5     $  0.6      $  0.5        $  3.0       $  0.7
Ratio to average net assets:
 Ratio net of expenses voluntarily
  reduced or reimbursed by advisor
  (note 3): Expenses..................      0.96%(a)     1.54%      1.60%      1.31%       0.99%(a)      1.06%(a)     1.43%
   Net Investment Income..............      4.19%(a)     2.08%      1.59%      2.07%       1.79%(a)      3.75%(a)     2.13%
 Ratios assuming no expenses
  voluntarily reduced or reimbursed by
  advisor (note 3): Expenses..........      0.96%(a)     1.86%      2.27%      1.81%       1.99%(a)      1.06%(a)     1.50%
Portfolio turnover rate...............        17%          30%        35%       274%         20%           30%          33%

                                              DOW 10 SECOND QUARTER
                                        ---------------------------------

                                          YEAR       YEAR        FROM
                                         ENDED      ENDED      4/1/99(C)
                                        12/31/01   12/31/00   TO 12/31/99
                                        --------   --------   -----------
Per membership interest data:
Net asset value, beginning of
  period..............................   $10.11     $10.03      $10.00
                                         ------     ------      ------
Income (loss) from investment
  operations:
 Net investment income................     0.17       0.18        0.13
 Net realized & unrealized gain (loss)
  on investments......................    (0.38)      0.08        0.14
                                         ------     ------      ------
   Total income (loss) from investment
    operations........................    (0.21)      0.26        0.27
                                         ------     ------      ------
Less distributions:
 Dividends from net investment
  income..............................    (0.18)     (0.18)      (0.13)
 Distributions from net realized
  capital gains.......................     0.00       0.00       (0.11)
                                         ------     ------      ------
   Total distributions................    (0.18)     (0.18)      (0.24)
                                         ------     ------      ------
Net asset value, end of period........   $ 9.72     $10.11      $10.03
                                         ======     ======      ======
Total return..........................    (2.10)%     2.54%       2.50%(b)
Ratios and supplemental data:
Net assets at end of period
  (millions)..........................   $  1.3     $  1.4      $  1.3
Ratio to average net assets:
 Ratio net of expenses voluntarily
  reduced or reimbursed by advisor
  (note 3): Expenses..................     1.50%      1.34%       1.17%(a)
   Net Investment Income..............     1.63%      2.01%       1.55%(a)
 Ratios assuming no expenses
  voluntarily reduced or reimbursed by
  advisor (note 3): Expenses..........     1.68%      1.36%       1.18%(a)
Portfolio turnover rate...............       25%        62%         25%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Represents commencement of operations.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC

                                                           DOW 10 THIRD QUARTER                      DOW 10 FOURTH QUARTER
                                        ----------------------------------------------------------   ----------------------
                                        SIX MONTHS                                                   SIX MONTHS
                                           ENDED        YEAR       YEAR       YEAR        FROM          ENDED        YEAR
                                          6/30/03      ENDED      ENDED      ENDED      7/1/99(C)      6/30/03      ENDED
                                        (UNAUDITED)   12/31/02   12/31/01   12/31/00   TO 12/31/99   (UNAUDITED)   12/31/02
                                        -----------   --------   --------   --------   -----------   -----------   --------
Per membership interest data:
Net asset value, beginning of
  period..............................    $ 7.66       $ 8.59     $ 9.04     $ 8.82      $ 10.00       $ 8.73       $ 9.50
                                          ------       ------     ------     ------      -------       ------       ------
Income (loss) from investment
  operations:
 Net investment income................      0.10         0.17       0.14       0.15         0.09         0.12         0.19
 Net realized & unrealized gain (loss)
  on investments......................      0.45        (0.90)     (0.45)      0.22        (1.18)        0.58        (0.73)
                                          ------       ------     ------     ------      -------       ------       ------
   Total income (loss) from investment
    operations........................      0.55        (0.73)     (0.31)      0.37        (1.09)        0.70        (0.54)
                                          ------       ------     ------     ------      -------       ------       ------
Less distributions:
 Dividends from net investment
  income..............................    (0.04)        (0.20)     (0.14)     (0.15)       (0.09)       (0.05)       (0.23)
                                          ------       ------     ------     ------      -------       ------       ------
Net asset value, end of period........    $ 8.17       $ 7.66     $ 8.59     $ 9.04      $  8.82       $ 9.38       $ 8.73
                                          ======       ======     ======     ======      =======       ======       ======
Total return..........................      7.28%(b)    (8.52)%    (3.38)%     4.34%      (10.90)%(b)     8.09%(b)   (5.68)%
Ratios and supplemental data:
Net assets at end of period
  (millions)..........................    $  2.2       $  1.0     $  1.1     $  1.2      $   1.0       $  1.7       $  0.6
Ratio to average net assets:
  Ratio net of expenses voluntarily
    reduced or reimbursed by advisor
    (note 3): Expenses................      1.18%(a)     1.44%      1.52%      1.46%        1.14%(a)     1.28%(a)     1.52%
    Net Investment Income.............      3.25%(a)     2.16%      1.54%      1.77%        1.88%(a)     3.34%(a)     1.95%
  Ratios assuming no expenses
    voluntarily reduced or reimbursed
    by advisor (note 3): Expenses.....      1.18%(a)     1.44%      1.76%      1.46%        1.16%(a)     1.31%(a)     1.66%
Portfolio turnover rate...............         2%          37%        47%        54%          20%           0%          40%

                                              DOW 10 FOURTH QUARTER
                                        ---------------------------------

                                          YEAR       YEAR        FROM
                                         ENDED      ENDED     10/1/99(C)
                                        12/31/01   12/31/00   TO 12/31/99
                                        --------   --------   -----------
Per membership interest data:
Net asset value, beginning of
  period..............................   $ 9.80     $ 9.20      $10.00
                                         ------     ------      ------
Income (loss) from investment
  operations:
 Net investment income................     0.14       0.18        0.06
 Net realized & unrealized gain (loss)
  on investments......................    (0.30)      0.60       (0.80)
                                         ------     ------      ------
   Total income (loss) from investment
    operations........................    (0.16)      0.78       (0.74)
                                         ------     ------      ------
Less distributions:
 Dividends from net investment
  income..............................    (0.14)     (0.18)      (0.06)
                                         ------     ------      ------
Net asset value, end of period........   $ 9.50     $ 9.80      $ 9.20
                                         ======     ======      ======
Total return..........................    (1.59)%     9.12%      (7.33)%(b)
Ratios and supplemental data:
Net assets at end of period
  (millions)..........................   $  0.7     $  0.9      $  1.4
Ratio to average net assets:
  Ratio net of expenses voluntarily
    reduced or reimbursed by advisor
    (note 3): Expenses................     1.57%      1.27%       0.85%(a)
    Net Investment Income.............     1.41%      2.07%       2.50%(a)
  Ratios assuming no expenses
    voluntarily reduced or reimbursed
    by advisor (note 3): Expenses.....     2.09%      1.50%       0.97%(a)
Portfolio turnover rate...............       34%        43%         14%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Represents commencement of operations.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC

                                              DOW 5 FIRST QUARTER                              DOW 5 SECOND QUARTER
                                -----------------------------------------------   -----------------------------------------------
                                SIX MONTHS                                        SIX MONTHS
                                   ENDED        YEAR       YEAR        FROM          ENDED        YEAR       YEAR        FROM
                                  6/30/03      ENDED      ENDED      1/3/00(C)      6/30/03      ENDED      ENDED      4/3/00(C)
                                (UNAUDITED)   12/31/02   12/31/01   TO 12/31/00   (UNAUDITED)   12/31/02   12/31/01   TO 12/31/00
                                -----------   --------   --------   -----------   -----------   --------   --------   -----------
Per membership interest data:
Net asset value, beginning of
  period......................    $ 8.51      $ 10.07     $10.98      $10.00        $ 7.48       $ 8.55    $ 12.21      $10.00
                                  ------      -------     ------      ------        ------       ------    -------      ------
Income (loss) from investment
  operations:
 Net investment income........      0.07         0.17       0.21        0.30          0.08         0.19       0.20        0.21
 Net realized & unrealized
  gain (loss) on
  investments.................      0.58        (1.45)     (0.55)       0.98          0.61        (1.01)     (1.46)       2.21
                                  ------      -------     ------      ------        ------       ------    -------      ------
   Total income (loss) from
    investment operations.....      0.65        (1.28)     (0.34)       1.28          0.69        (0.82)     (1.26)       2.42
                                  ------      -------     ------      ------        ------       ------    -------      ------
Less distributions:
 Dividends from net investment
  income......................     (0.04)       (0.28)     (0.21)      (0.30)        (0.03)       (0.25)     (0.20)      (0.21)
 Dividends from capital
  gains.......................      0.00         0.00      (0.36)       0.00          0.00         0.00      (2.20)       0.00
                                  ------      -------     ------      ------        ------       ------    -------      ------
   Total distributions........     (0.04)       (0.28)     (0.57)      (0.30)        (0.03)       (0.25)     (2.40)      (0.21)
                                  ------      -------     ------      ------        ------       ------    -------      ------
Net asset value, end of
  period......................    $ 9.12      $  8.51     $10.07      $10.98        $ 8.14       $ 7.48    $  8.55      $12.21
                                  ======      =======     ======      ======        ======       ======    =======      ======
Total return..................      7.70%(b)   (12.60)%    (3.30)%     13.17%(b)      9.24%(b)    (9.53)%   (10.64)%     24.51%(b)
Ratios and supplemental data:
Net assets at end of period
  (millions)..................    $  1.0      $   0.2     $  0.3      $  0.3        $  0.8       $  0.2    $   0.2      $  0.2
Ratio to average net assets:
  Ratio net of expenses
    voluntarily reduced or
    reimbursed by advisor
    (note 3):
    Expenses..................      1.35%(a)     1.60%      1.60%       0.77%(a)      1.44%(a)     1.60%      1.60%       0.97%(a)
    Net Investment Income.....      2.15%(a)     1.94%      1.82%       3.32%(a)      2.96%(a)     2.36%      1.66%       2.03%(a)
  Ratios assuming no expenses
    voluntarily reduced or
    reimbursed by advisor
    (note 3):
    Expenses..................      1.56%(a)     2.44%      3.43%       2.40%(a)      1.88%(a)     3.05%      4.00%       2.05%(a)
Portfolio turnover rate.......        31%          66%        36%          5%           31%          10%        62%         17%

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized)

(c) Represents commencement of operations

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC

                                                  DOW 5 THIRD QUARTER                       DOW 5 FOURTH QUARTER
                                    -----------------------------------------------   ---------------------------------
                                    SIX MONTHS                                        SIX MONTHS
                                       ENDED        YEAR       YEAR        FROM          ENDED        YEAR       YEAR
                                      6/30/03      ENDED      ENDED      7/3/00(C)      6/30/03      ENDED      ENDED
                                    (UNAUDITED)   12/31/02   12/31/01   TO 12/31/00   (UNAUDITED)   12/31/02   12/31/01
                                    -----------   --------   --------   -----------   -----------   --------   --------
Per membership interest data:
Net asset value, beginning of
  period...........................   $ 8.44      $  9.70     $11.69      $10.00        $ 8.38       $ 9.14    $  8.99
                                      ------      -------     ------      ------        ------       ------    -------
Income (loss) from investment
  operations:
 Net investment income.............     0.10         0.21       0.18        0.12          0.08         0.19       0.13
 Net realized & unrealized gain
  (loss) on investments............     0.45        (1.25)     (0.78)       1.69          0.59        (0.73)      0.15
                                      ------      -------     ------      ------        ------       ------    -------
   Total income (loss) from
    investment operations..........     0.55        (1.04)     (0.60)       1.81          0.67        (0.54)      0.28
                                      ------      -------     ------      ------        ------       ------    -------
Less distributions:
 Dividends from net investment
  income...........................    (0.03)       (0.22)     (0.18)      (0.12)        (0.04)       (0.22)     (0.13)
 Dividends from capital gains......     0.00         0.00      (1.21)       0.00          0.00         0.00       0.00
                                      ------      -------     ------      ------        ------       ------    -------
   Total distributions.............    (0.03)       (0.22)     (1.39)      (0.12)        (0.04)       (0.22)     (0.13)
                                      ------      -------     ------      ------        ------       ------    -------
Net asset value, end of period.....   $ 8.96      $  8.44     $ 9.70      $11.69        $ 9.01       $ 8.38    $  9.14
                                      ======      =======     ======      ======        ======       ======    =======
Total return.......................     6.58%(b)   (10.79)%    (5.30)%     18.24%(b)      8.08%(b)    (5.89)%     3.20%
Ratios and supplemental data:
Net assets at end of period
  (millions).......................   $  0.9      $   0.3     $  0.2      $  0.2        $  0.8       $  0.2    $   0.3
Ratio to average net assets:
  Ratio net of expenses voluntarily
    reduced or reimbursed by
    advisor (note 3):
    Expenses.......................     1.34%(a)     1.55%      1.60%       0.80%(a)      1.38%(a)     1.60%      1.60%
    Net Investment Income..........     3.31%(a)     2.39%      1.53%       1.16%(a)      2.57%(a)     1.97%      1.32%
  Ratios assuming no expenses
    voluntarily reduced or
    reimbursed by advisor (note 3):
    Expenses.......................     1.54%(a)     2.36%      4.40%       2.01%(a)      1.74%(a)     2.76%      3.26%
Portfolio turnover rate............        0%         105%        55%          0%            7%          45%        84%

                                      DOW 5 FOURTH QUARTER
                                     ----------------------

                                       YEAR        FROM
                                      ENDED     10/1/99(C)
                                     12/31/00   TO 12/31/99
                                     --------   -----------
Per membership interest data:
Net asset value, beginning of
  period...........................  $  8.47      $10.00
                                     -------      ------
Income (loss) from investment
  operations:
 Net investment income.............     0.20        0.06
 Net realized & unrealized gain
  (loss) on investments............     0.52       (1.53)
                                     -------      ------
   Total income (loss) from
    investment operations..........     0.72       (1.47)
                                     -------      ------
Less distributions:
 Dividends from net investment
  income...........................    (0.20)      (0.06)
 Dividends from capital gains......     0.00        0.00
                                     -------      ------
   Total distributions.............    (0.20)      (0.06)
                                     -------      ------
Net asset value, end of period.....  $  8.99      $ 8.47
                                     =======      ======
Total return.......................     9.07%     (14.70)%(b)
Ratios and supplemental data:
Net assets at end of period
  (millions).......................  $   0.3      $  0.3
Ratio to average net assets:
  Ratio net of expenses voluntarily
    reduced or reimbursed by
    advisor (note 3):
    Expenses.......................     1.28%       0.92%(a)
    Net Investment Income..........     2.58%       2.72%(a)
  Ratios assuming no expenses
    voluntarily reduced or
    reimbursed by advisor (note 3):
    Expenses.......................     2.28%       2.60%(a)
Portfolio turnover rate............       69%          0%

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized)

(c) Represents commencement of operations

   The accompanying notes are an integral part of these financial statements

THE DOW(SM) TARGET VARIABLE FUND LLC
NOTES TO FINANCIAL STATEMENTS                          June 30, 2003 (Unaudited)

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Dow(SM) Target Variable Fund LLC (the "Fund") is an open-end investment company. Its "Dow Target 10" portfolios are 4 non-diversified portfolios of the common stocks of the ten companies in the Dow Jones Industrial Average(SM) (the "Dow") having the highest dividend yields as of the close of business on or about the second to last business day prior to the beginning of each portfolio's annual term. This is often called "the Dow 10" strategy. These ten companies are popularly known as the "Dogs of the Dow." Its "Dow Target 5" portfolios are 4 non-diversified portfolios of the common stocks of the five Dow 10 companies having the lowest per-share stock prices as of the close of business on or about the second to last business day prior to the beginning of each of those portfolios' annual term.

   The Fund's objective is to provide above-average total return through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each portfolio of the Fund are not expected to reflect the entire Dow index. The prices of Fund interests are not intended to track movements of the Dow. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (publishers of The Wall Street Journal) as representing American industry and the broader domestic stock market.

   The Fund is a limited liability company created under Ohio law. Its interests are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company ("ONLI"). Fund interests are not offered directly to the public. Fund interests are purchased by ONLI's separate accounts as an investment option for their variable annuity contracts.

   MERGER INFORMATION

   Prior to April 30, 2003 The Dow Target Variable Fund LLC consisted of 12 monthly "Dow 10" Portfolios and 12 monthly "Dow 5 Portfolios". On April 30, 2003, the monthly Portfolios for the second and third month of each quarter were merged into the Portfolio for the first month of each quarter for both the "Dow 10" and "Dow 5" Portfolios. The surviving Portfolio for the first month of each quarter was then renamed for the appropriate quarter it represented.

   Due to the merger of the monthly Portfolios into the quarterly Portfolios, the number of shares outstanding in the surviving Portfolios increased in range from 2.3 to 5.4 times the shares outstanding prior to the merger. This increase impacted the per share roll forward presented in the Financial Highlights section of the Financial Statements.

   Also due to the merger of the monthly Portfolios into quarterly Portfolios, it might be possible for the surviving Dow Target 5 and Dow Target 10 Portfolios to hold more than the 5 or 10 securities, respectively, that would normally be held in the portfolios. Management recommended and the shareholders approved keeping the additional securities in the Portfolios instead of selling the securities at the time of merger and incurring additional brokerage expenses. The extra securities in a portfolio, if they exist, will be sold when the Portfolios are rebalanced.

   THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Portfolio interests are sold to ONLI's variable annuity separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Portfolio receives a purchase or redemption order. The value of Portfolio interests is based on the fair value of the stocks and any other cash or securities owned by each Portfolio. This determination is made as of 4:00 p.m. Eastern Time on each business day that the New York Stock Exchange is open for unrestricted trading. The net asset value of each Portfolio is computed by dividing the value of that Portfolio's securities plus any cash or other assets, less the Portfolio's liabilities, by the number of Portfolio interests outstanding.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   Dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are normally distributed annually. However, the Board may declare dividends more often. Dividends and distributions are automatically reinvested in additional interests in the respective Portfolios at net asset value without a sales charge.

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily as earned. Net realized gain or loss on investments is determined using the specific identification method.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC                   June 30, 2003 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   REPURCHASE AGREEMENTS

   Each Portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which the Portfolio deems creditworthy under guidelines approved by the Fund's Board of Managers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   FEDERAL INCOME TAXES

   The Fund is a single member limited liability company taxed as a division of the separate accounts of ONLI. Income and losses of the Portfolios are included in the taxable income or loss of the separate accounts of ONLI. Accordingly, the Portfolios have made no provision for Federal income taxes.

   EXPENSE ALLOCATION

   Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

   The gross unrealized appreciation and depreciation on investments in each Portfolio as of June 30, 2003 were as follows:

                                                                                      DOW 10 PORTFOLIOS
                                                              ------------------------------------------------------------------
                                                              FIRST QUARTER    SECOND QUARTER    THIRD QUARTER    FOURTH QUARTER
                                                              -------------    --------------    -------------    --------------
      Gross unrealized:
        Appreciation........................................   $  230,232        $  190,282       $  168,207        $  169,266
        Depreciation........................................     (242,013)         (334,367)        (314,462)         (158,158)
      Net Unrealized:
                                                               ----------        ----------       ----------        ----------
        Appreciation (Depreciation).........................   $  (11,781)       $ (144,085)      $ (146,255)       $   11,108
                                                               ==========        ==========       ==========        ==========

                                                                                       DOW 5 PORTFOLIOS
                                                              ------------------------------------------------------------------
                                                              FIRST QUARTER    SECOND QUARTER    THIRD QUARTER    FOURTH QUARTER
                                                              -------------    --------------    -------------    --------------
      Gross unrealized:
        Appreciation........................................   $   69,817        $   28,464       $   48,515        $   48,060
        Depreciation........................................      (58,351)         (127,162)         (67,159)          (60,766)
      Net Unrealized:
                                                               ----------        ----------       ----------        ----------
        Appreciation (Depreciation).........................   $   11,466        $  (98,698)      $  (18,644)       $  (12,706)
                                                               ==========        ==========       ==========        ==========

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC                   June 30, 2003 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the six-months ended June 30, 2003 were as follows:

                                                                                      DOW 10 PORTFOLIOS
                                                              ------------------------------------------------------------------
                                                              FIRST QUARTER    SECOND QUARTER    THIRD QUARTER    FOURTH QUARTER
                                                              -------------    --------------    -------------    --------------
      Stocks
        Purchases...........................................   $  294,146        $  828,474       $   26,189        $        0
        Sales...............................................   $  218,634        $  478,712       $   94,037        $   36,300

                                                                                       DOW 5 PORTFOLIOS
                                                              ------------------------------------------------------------------
                                                              FIRST QUARTER    SECOND QUARTER    THIRD QUARTER    FOURTH QUARTER
                                                              -------------    --------------    -------------    --------------
      Stocks
        Purchases...........................................   $  233,979        $  310,382       $        0        $   29,328
        Sales...............................................   $  169,157        $  122,878       $   32,111        $   53,060

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Portfolios' day-to-day investment management is the responsibility of its investment adviser, Ohio National Investments, Inc. (the "Adviser"). The Adviser is an Ohio corporation. It is a wholly owned subsidiary of ONLI and its address is the same as those of the Portfolios and ONLI. The Adviser and its predecessor have been managing investment companies since 1970. All of the Adviser's investment advisory personnel are also responsible for the management of ONLI's assets.

   For managing the Portfolios' assets, the Adviser receives a monthly management fee based on the Portfolios' average daily net assets. This fee is calculated daily and is at the annual rate of 0.60% of average daily net assets.

   In addition to the fee paid to the Adviser, the Portfolios incur other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services. Under the agreement between the Fund and the Adviser, the Adviser has agreed to reimburse the Portfolios for expenses, other than advisory fees, taxes and interest, in excess of 1% of their daily net assets. The Adviser contracts with First Trust Advisors LP ("First Trust") to serve as sub-adviser to the Portfolios. First Trust manages the Portfolios' assets under the Adviser's supervision. First Trust, an investment adviser to financial institutions, is located at 1001 Warrenville Road in Lisle, Illinois. First Trust has been managing Dow 10 strategies in unit investment trusts and other investment companies since 1991.

   First Trust has been granted a license by Dow Jones & Company, Inc. to use certain copyright, trademark and proprietary rights and trade secrets of Dow Jones. The Fund and ONLI have entered into agreements with First Trust giving the Fund and ONLI permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLI's separate accounts.

   For the service and rights provided by First Trust, the Adviser pays First Trust a monthly sub-advisory fee based on each Portfolio's average daily net assets. This fee is calculated daily and is at the annual rate of 0.35% of the Portfolios' average daily net assets, and is an expense of the Adviser, not the Fund.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, US Bank Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Fund. Effective March 1, 2001 US Bank Fund Services, LLC also replaced American Data Services, Inc. as the Fund's accounting agent. The Fund has incurred conversion costs as a result of these changes. The Portfolio's custodian agent is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio.

                                                                     (continued)

THE DOW(SM) TARGET VARIABLE FUND LLC                   June 30, 2003 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) FUND INTERESTS

   Fund interests transactions for the six-months ended June 30, 2003 and the year ended December 31, 2002 were as follows:

                                                                                      DOW 10 PORTFOLIOS
                                                                    ------------------------------------------------------
                                                                          FIRST QUARTER               SECOND QUARTER
                                                                    -------------------------    -------------------------
                                                                    SIX-MONTHS                   SIX-MONTHS
                                                                       ENDED                        ENDED
                                                                      6/30/03      YEAR ENDED      6/30/03      YEAR ENDED
                                                                    (UNAUDITED)     12/31/02     (UNAUDITED)     12/31/02
                                                                    -----------    ----------    -----------    ----------
      Capital shares issued on sales..............................    253,415          4,574       239,830         10,302
      Capital shares issued on reinvested dividends...............        398          1,696           432          4,546
      Capital shares redeemed.....................................    (13,011)       (17,893)       (9,568)       (59,930)
                                                                     --------       --------      --------       --------
      Net increase (decrease).....................................    240,802        (11,623)      230,694        (45,082)
                                                                     ========       ========      ========       ========

                                                                                      DOW 10 PORTFOLIOS
                                                                    ------------------------------------------------------
                                                                          THIRD QUARTER               FOURTH QUARTER
                                                                    -------------------------    -------------------------
                                                                    SIX-MONTHS                   SIX-MONTHS
                                                                       ENDED                        ENDED
                                                                      6/30/03      YEAR ENDED      6/30/03      YEAR ENDED
                                                                    (UNAUDITED)     12/31/02     (UNAUDITED)     12/31/02
                                                                    -----------    ----------    -----------    ----------
      Capital shares issued on sales..............................    151,426         25,685       117,126         10,787
      Capital shares issued on reinvested dividends...............        720          3,259           404          1,800
      Capital shares redeemed.....................................    (12,626)       (27,438)       (7,074)       (19,340)
                                                                     --------       --------      --------       --------
      Net increase (decrease).....................................    139,520          1,506       110,456         (6,753)
                                                                     ========       ========      ========       ========

                                                                                       DOW 5 PORTFOLIOS
                                                                    ------------------------------------------------------
                                                                          FIRST QUARTER               SECOND QUARTER
                                                                    -------------------------    -------------------------
                                                                    SIX-MONTHS                   SIX-MONTHS
                                                                       ENDED                        ENDED
                                                                      6/30/03      YEAR ENDED      6/30/03      YEAR ENDED
                                                                    (UNAUDITED)     12/31/02     (UNAUDITED)     12/31/02
                                                                    -----------    ----------    -----------    ----------
      Capital shares issued on sales..............................     82,415          7,846        71,670          2,615
      Capital shares issued on reinvested dividends...............        179            971            99            841
      Capital shares redeemed.....................................     (2,287)        (9,020)       (1,949)        (1,316)
                                                                     --------       --------      --------       --------
      Net increase (decrease).....................................     80,307           (203)       69,820          2,140
                                                                     ========       ========      ========       ========

                                                                                       DOW 5 PORTFOLIOS
                                                                    ------------------------------------------------------
                                                                          THIRD QUARTER               FOURTH QUARTER
                                                                    -------------------------    -------------------------
                                                                    SIX-MONTHS                   SIX-MONTHS
                                                                       ENDED                        ENDED
                                                                      6/30/03      YEAR ENDED      6/30/03      YEAR ENDED
                                                                    (UNAUDITED)     12/31/02     (UNAUDITED)     12/31/02
                                                                    -----------    ----------    -----------    ----------
      Capital shares issued on sales..............................     60,367         46,064        64,377          2,963
      Capital shares issued on reinvested dividends...............        144            871           133            708
      Capital shares redeemed.....................................     (4,381)       (29,508)       (3,801)        (5,935)
                                                                     --------       --------      --------       --------
      Net increase (decrease).....................................     56,130         17,427        60,709         (2,264)
                                                                     ========       ========      ========       ========

                    END OF NOTES TO THE FINANCIAL STATEMENTS

INFORMATION ABOUT MANAGERS (UNAUDITED)

The following table contains information regarding The Dow Target Variable Fund LLC Managers. Asterisks indicate those managers who are "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Fund. The Fund's Statement of Additional Information includes additional information about the Managers and is available by calling 1-800-366-6654.

NAME, ADDRESS, AGE, POSITION(S) HELD
WITH FUND AND LENGTH OF SERVICE AS A
DOW TARGET VARIABLE FUND MANAGER      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      OTHER DIRECTORSHIPS HELD BY DIRECTORS
------------------------------------  -------------------------------------------   -------------------------------------------
James E. Bushman                      Manager, President & CEO,                     Manager, The Midland Company,
3040 Forrer Street                    Cast - Fab Technologies Inc.                  Hilltop Basic Resources, Inc.,
Cincinnati, Ohio                                                                    Littleford Group, Inc., Portman
58, Manager, Member of Audit                                                        Equipment Co., Rotex, Inc.,
and Independent Managers                                                            Steinhauser Printing Co., Ante
Committees since May, 2000                                                          Investments, Inc., Carlisle
                                                                                    Construction Co., Inc., EGC
                                                                                    Construction Co., Inc., Factory Power Co.
                                                                                    and Security Systems Equipment Corp.

Joseph A. Campanella                  Retired. Until 2001, was Executive            Director of Ohio Savings Bank;
6179 Paderborne Drive                 Vice President, Community Banking             Trustee of University of Cincinnati
Hudson, Ohio                          Div., Firstar Bank, N. A.                     College of Nursing.
60, Manager, Member of Audit
and Independent Managers
Committees since March, 2002

Ross Love                             Director, President & CEO, Blue Chip          Trustee, Health Alliance of
615 Windings Way                      Enterprises LTD.                              Greater Cincinnati; Director,
Cincinnati, Ohio                                                                    Partnership for a Drug Free
57, Manager, Member of Audit                                                        America (Chairman of
and Independent Managers                                                            African-American Task Force);
Committees since October, 1998                                                      Advisory Board, Syracuse
                                                                                    University School of
                                                                                    Management; Director,
                                                                                    Association of
                                                                                    National Advertisers.

John J. Palmer*                       Vice Chairman                                 Executive Vice President of Ohio National
One Financial Way                                                                   Mutual Holdings, Inc., Ohio National
Cincinnati, Ohio                                                                    Financial Services, Inc. and Ohio National
64, President & Manager since                                                       Life Assurance Corporation; Director and
October, 1998                                                                       CEO of The O. N. Equity Sales Co., Ohio
                                                                                    National Equities, Inc., National Security
                                                                                    Life and Annuity Company and SMON Holdings,
                                                                                    Inc.; Director and President of O. N.
                                                                                    Investment Management Co. and O. N. Global
                                                                                    Holdings, Inc.; Director of Ohio National
                                                                                    Insurance Agency, Inc., Ohio National
                                                                                    Subamerica S. A., Ohio National Seguros de
                                                                                    Vida S. A. and Fiduciary Capital
                                                                                    Management, Inc.

George M. Vredeveld                   Professor of Economics,                       Director of Center for Economic
University of Cincinnati              University of Cincinnati                      Education; Private Consultant
P.O. Box 210223                                                                     Director of Benchmark Savings
Cincinnati, Ohio                                                                    Bank
60, Manager, Member of Audit
and Independent Managers
Committees since October, 1998

Each Manager listed above is also a Director of Ohio National Fund, Inc. They are responsible for all of the Portfolios of the respective Funds.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

The Dow(SM) Target Variable Fund LLC
P.O. Box 371
Cincinnati, Ohio 45201


Form 8561 Rev. 8/03

ITEM 2.  CODE OF ETHICS.
         Not applicable to Semi-Annual Reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         Not applicable to Semi-Annual Reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
         Not applicable to Semi-Annual Reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED COMPANIES.
         Not Applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not Applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the registrant are effective.

         (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

         (a)      Not Applicable.

         (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as EX-99.CERT. The certifications required by
                  Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Dow Target Variable Fund LLC

By (Signature and title) John J. Palmer, President and Manager

Date              September 4, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Dow Target Variable Fund LLC

By (Signature and title) Dennis R. Taney, Treasurer

Date              September 4, 2003